TRIBUTARY FUNDS, INC.
(the “Funds”)

Supplement dated January 7, 2025 to the Statement of Additional Information (“SAI”)
dated August 1, 2024

1.
The disclosure regarding the compensation of the members of the Board of Directors and committees of the Board, beginning on page 29 of the SAI, is hereby deleted in its entirety and replaced with the following:

The Company’s Interested Directors and officers receive no compensation directly from the Funds for performing the duties of their offices. The Company’s Independent Directors are compensated by the Company for their service as Directors pursuant to a Compensation Policy. Pursuant to the Compensation Policy, effective January 1, 2025, each Independent Director is paid an annual retainer of $25,740, a meeting attendance fee of $4,290 for each quarterly Board meeting attended, and a fee of $1,000 for each Special Board meeting or Committee meeting not held on the same day as a quarterly Board meeting. Independent Directors may also be paid $1,000 per day for attendance at certain business meetings as an official representative of the Company. Pursuant to the Company’s amended Corporate Governance and Nominations Committee Charter, the Committee will evaluate Board compensation on a biannual basis, with each such evaluation taking place in the second year following the later of the most recent compensation adjustment or evaluation.

Pursuant to the Compensation Policy, the Independent Directors will invest at least 10% of all categories of their compensation in Fund shares. Investments in Fund shares made by the Independent Directors will be governed by the Company’s Independent Directors Investment Program, which provides procedures for investment of Director compensation and certain ad hoc Director investments in Fund shares. The Independent Directors Investment Program includes procedures for managing any conflicts of interest, including Director notice, reporting and pre-clearance requirements with respect to investments in Fund shares.

The officers may, from time to time, serve as officers of other investment companies. Atlantic Fund Administration, LLC (d/b/a Apex Fund Services) (“Apex”) and Tributary Capital Management, LLC, serve as the Funds’ Co-Administrators and receive fees from each of the Funds for acting as Co-Administrator.

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For more information, please contact a Fund customer service representative toll free at
(800) 662-4203.

PLEASE RETAIN FOR FUTURE REFERENCE